UNITED STATES
 SECURITIES AND EXCHANGE COMMISSION
 Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
 Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): June 15, 2009 (June 10, 2009)

LINN ENERGY, LLC
 (Exact name of registrant as specified in its charters)
Delaware	000-51719	65-1177591
(State or other jurisdiction of	(Commission File Number)	(IRS Employer Identification No.)
incorporation or organization)

600 Travis, Suite 5100
Houston, Texas	77002
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code:  (281) 840-4000

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02  Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On June 10, 2009, Linn Energy, LLC (the “Company’) announced a leadership succession plan whereby Mark E. Ellis will become President and Chief Executive Officer of the Company, effective January 2010.  Mr. Ellis currently holds the position of President and Chief Operating Officer.   Michael C. Linn, currently Chairman and Chief Executive Officer, will become Executive Chairman of the Board of Directors and will remain an officer of the Company.

A copy of the press release announcing the leadership succession plan is attached to this Report as Exhibit 99.1 and is incorporated into this Item 5.02 by reference.

Item 9.01  Financial Statements and Exhibits.

(d) Exhibits.

99.1	Press Release of Linn Energy, LLC dated June 10, 2009.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

LINN ENERGY, LLC

Date: June 15, 2009	By:	/s/ CHARLENE A. RIPLEY
Charlene A. Ripley
Senior Vice President, General Counsel and
Corporate Secretary